UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


                         STERLING WORLDWIDE CORPORATION
                      (Formerly Koala Capital Corporation)
             (Exact name of registrant as specified in its charter)

          NEVADA                     33-55254-29              87-0438649
(State or other jurisdiction    (Commission File Number)  (IRS Employer
      of incorporation)                                   Identification No.)

2200 Northwest Boca Raton Boulevard, Suite 220
          Boca Raton, Florida                               33431
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (407) 367-8565

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated August 27, 1996 as set forth in the pages attached hereto:

     Closing   document   between  Lauri   Gladstone   and  Sterling   Worldwide
     Corporation. Page 3

     Audited Financial Statements of Travelnet International Corporation and its subsidiary Sterling Travel will be filed within the required time period.


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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STERLING WORLDWIDE CORPORATION



Date: January 29, 1996             /s/ Mark Colacurcio
                                 Mark Colacurcio
                        President, Chairman of the Board,
                        Corporate Secretary and Director


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                                CLOSING DOCUMENT

This Closing Document and Agreement entered into this 24th day of December, 1996 by and between Lauri Gladstone (herein "Gladstone") and Sterling Worldwide Corporation (herein "Sterling"). Sterling and Gladstone are referred to in this document collectively as the "the Parties". Sterling Worldwide Corporation was formerly known as Koala Capital Corporation.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties agree as follows:

1. Conclusion of Letter of Intent. Sufficient time having elapsed as provided for in that certain Letter of Intent executed previously by and between the Parties, wherein time was allotted for the Parties adequate due diligence on the merits of the transaction proposed in the Letter of Intent and the Parties hereby agree that their due diligence procedures rendered satisfactory conclusions regarding the proposed transaction and the Parties agree the conclusion of due diligence procedures and operations under the Letter of Intent.

2. Closing of Agreement. Gladstone hereby delivers to Sterling shares of Travelnet International (herein "Travelnet"), equaling not less than 80% of the total issued and outstanding shares of Travelnet as of December 24, 1996 and Sterling hereby delivers to Gladstone 10,000,000 common restricted shares of its common stock, which Gladstone accepts as adequate consideration for the transfer of the shares of Travelnet and waives any claims for any additional shares which may arise out of the structure described in the original Letter of Intent between the Parties.

3. Instructions to Escrow Agent. The escrow agent is hereby instructed to receive the shares from Gladstone of Travelnet and maintain the same in a custodial capacity for the benefit of Sterling and he is instructed further to deliver the shares of Sterling to Gladstone.

4. Structure of Travelnet. Upon execution of this Agreement, Sterling is now the controlling shareholder of Travelnet and may direct the affairs of Travelnet as it sees fit according to applicable rules, laws, and regulations.

5. Structure of Sterling. Upon conclusion of this Agreement, Gladstone is now the controlling shareholder of Sterling and she may direct the affairs of Sterling as she sees fit according to applicable rules, laws, and regulations.

     NOW THEREFORE, the Parties hereto affix their signatures concluding and finalizing the business combination of Travelnet International and Sterling Worldwide Corporation pursuant to the terms in the Letter of Intent and the terms of this Agreement.

Executed this 24th Day of December, 1996.



     /s/ Lauri Gladstone
     Lauri Gladstone



     /s/ Mark Colacurcio
     Sterling Worldwide Corporation
     Mark Colacurcio

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